Exhibit 99.1

CareDx Reports Fourth Quarter and Full Year 2021 Results
SOUTH SAN FRANCISCO, Calif., February 24, 2022 -- CareDx, Inc. (Nasdaq: CDNA) — The Transplant Company™ focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers -- today reported financial results for the fourth quarter and full year ended December 31, 2021.
Recent Highlights:
•Achieved total revenue of $79.2 million for the three months ended December 31, 2021, increasing 35% over prior year fourth quarter
•Delivered full year revenue of $296.4 million, an increase of 54% compared with full year 2020 revenue
•Provided approximately 41,900 AlloSure and AlloMap patient results in the fourth quarter, growing 67% from prior year quarter. Full year 2021 AlloSure and AlloMap testing volumes grew year over year by 94% to approximately 153,000 tests
•Generated positive clinical data with the announcement of the publication of multiple studies, including the ADMIRAL and ALARM studies
•Launched AlloSure Lung testing service and processed approximately 700 tests in the fourth quarter
•Completed acquisitions of MedActionPlan and The Transplant Pharmacy, adding medication adherence capabilities to our offerings
“Our strong fourth quarter is representative of an exceptional and transformational year for CareDx where we again achieved over 50% growth,” said Reg Seeto, President and Chief Executive Officer of CareDx. “We strengthened our leadership in transplant through the resounding success of multi-modality with HeartCare, the launch of AlloSure Lung and by raising the bar for real-world clinical utility in Kidney with the ADMIRAL study. Our digital strategy is beginning to scale as we now connect tens of thousands of patients throughout our digital portfolio, and we remain 100% focused on improving the lives of all transplant patients.”
Fourth Quarter 2021 Financial Results
Revenue for the three months ended December 31, 2021 was $79.2 million, an increase of 35% compared with $58.6 million in the fourth quarter of 2020. Testing services revenue for the fourth quarter was $68.6 million, compared with $50.3 million in the same period of 2020. Product revenue in the three months ended December 31, 2021 was $7.7 million, compared to $5.9 million in the same period of 2020. Patient and digital solutions revenue for the fourth quarter of 2021 was $2.9 million, including a $0.7 million contribution from recently closed acquisitions of MedActionPlan and The Transplant Pharmacy, compared to $2.4 million in the same period of 2020.
For the fourth quarter of 2021, net loss was $16.2 million compared to a net loss of $3.5 million in the same period of 2020. Basic and diluted net loss per share was $0.31 in the fourth quarter of 2021, compared to basic and diluted net loss per share of $0.07 in the fourth quarter of 2020.
Non-GAAP net loss was $1.5 million in the fourth quarter of 2021 compared to a $4.3 million non-GAAP net income in the fourth quarter of 2020. Basic and diluted non-GAAP net loss per share were each $0.03 in the fourth quarter of 2021, compared to a basic and diluted non-GAAP net income per share of $0.09 and $0.08 in the fourth quarter of 2020, respectively.

Adjusted EBITDA for the fourth quarter of 2021 was a loss of $1.4 million, compared to an adjusted EBITDA gain of $4.9 million in the fourth quarter of 2020.
Cash and cash equivalents were $348.5 million as of December 31, 2021.
Full Year 2021 Financial Results
Revenue for the full year ended December 31, 2021 was $296.4 million, an increase of 54% compared with $192.2 million in full year 2020 revenue. Testing services revenue for the full year ended December 31, 2021 was $259.3 million, compared to $163.6 million for 2020. Product revenue for the full year ended December 31, 2021 was $26.8 million, compared to $19.3 million in 2020. Patient and digital solutions revenue for the full year ended December 31, 2021 was $10.3 million, compared to $9.3 million in the same period of 2020.
Net loss for the full year ended December 31, 2021 was $30.7 million compared to a net loss of $18.7 million in 2020. Basic and diluted net loss per share for the full year ended December 31, 2021 were $0.59 compared to a basic and diluted net loss per share of $0.40 in the full year 2020.
Non-GAAP net income was $15.5 million for the full year ended December 31, 2021 compared to a non-GAAP net income of $11.3 million in 2020. Non-GAAP basic and diluted net income per share were $0.30 and $0.29, respectively, in the full year 2021, compared to basic and diluted net income per share of $0.24 and $0.23, respectively, in the full year 2020.
Adjusted EBITDA for the full year 2021 was a gain of $17.8 million, compared to an adjusted EBITDA gain of $8.0 million for the full year 2020.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Adjusted EBITDA Financial Measures” below.
2022 Guidance
For the full year 2022, CareDx expects revenue to be in the range of $330 million to $350 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in South San Francisco, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, patient and digital solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding CareDx's fourth quarter and full year 2021 revenue, number of patient results, testing volumes and cash and cash equivalents as of December 31, 2021, achievement of its financial and operational goals, its prospects in 2022, its expectations for 2022 revenue, and its anticipation to report 2021 financial results and provide 2022 financial guidance on its February 2022 earnings call. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, general economic and market factors, and global economic and marketplace uncertainties related to the COVID-19 pandemic, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed by CareDx with the SEC on February 24, 2021, the quarterly report on Form 10-Q for the first quarter of 2021 ended on March 31, 2021 filed by CareDx with the SEC on May 5, 2021, the quarterly report on Form 10-Q for the second quarter of 2021 ended on June 30, 2021 filed by CareDx with the SEC on July 29, 2021, the quarterly report on Form 10-Q for the third quarter of 2021 ended on September 30, 2021, filed by CareDx with the SEC on October 28, 2021, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP net income, non-GAAP basic and diluted net income per share and adjusted EBITDA. We define non-GAAP net income and per share results as the GAAP net income and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects; costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We define adjusted EBITDA as non-GAAP net income/(loss) before net interest income/(expense), income tax benefit, depreciation and amortization, and other income and expense. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.
Contacts
CareDx, Inc.
Sasha King
Chief Marketing Officer
415-287-2393
sking@CareDx.com

Investor Relations
Ian Cooney
415-722-4563
investor@CareDx.com

CareDx, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue:
Testing services revenue	$68,650	$50,346	$259,285	$163,610
Product revenue	7,672	5,933	26,832	19,302
Patient and digital solutions	2,898	2,365	10,280	9,282
Total revenue	79,220	58,644	296,397	192,194
Operating expenses:
Cost of testing services	19,495	13,301	71,251	43,932
Cost of product	5,159	4,212	18,930	13,847
Cost of patient and digital solutions	2,347	1,372	7,208	5,338
Research and development	22,046	13,325	76,525	48,941
Sales and marketing	20,824	16,131	77,245	53,858
General and administrative	24,748	13,370	74,964	48,806
Total operating expenses	94,619	61,711	326,123	214,722
Loss from operations	(15,399)	(3,067)	(29,726)	(22,528)
Other income (expense):
Interest income, net	13	125	160	271
Change in estimated fair value of common stock warrant liability	56	(505)	106	(1,495)
CARES Act Provider Relief Fund	—	—	—	4,813
Other expense, net	(1,722)	(239)	(2,628)	(811)
Total other (expense) income	(1,653)	(619)	(2,362)	2,778
Loss before income taxes	(17,052)	(3,686)	(32,088)	(19,750)
Income tax benefit	901	171	1,426	1,036
Net loss	$(16,151)	$(3,515)	$(30,662)	$(18,714)
Net loss per share:
Basic	$(0.31)	$(0.07)	$(0.59)	$(0.40)
Diluted	$(0.31)	$(0.07)	$(0.59)	$(0.40)
Weighted-average shares used to compute net loss per share:
Basic	52,854,216	49,325,898	52,241,076	46,481,772
Diluted	52,854,216	49,325,898	52,241,076	46,481,772

CareDx, Inc.
Consolidated Balance Sheets
(in thousands)

	As of December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$348,485	$134,669
Marketable securities	—	90,034
Accounts receivable	59,761	34,624
Inventory	17,186	10,012
Prepaid and other current assets	7,928	3,758
Total current assets	433,360	273,097
Property and equipment, net	22,044	10,704
Operating leases right-of-use assets	17,993	15,228
Intangible assets, net	50,195	44,355
Goodwill	36,983	23,857
Restricted cash	211	270
Other assets	5,835	1,000
Total assets	$566,621	$368,511
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,337	$9,653
Accrued compensation	26,042	18,466
Accrued and other liabilities	37,922	20,602
Refund liability - CMS advance payment	—	20,496
Total current liabilities	77,301	69,217
Deferred tax liability	415	1,299
Common stock warrant liability	139	447
Deferred payments for intangible assets	5,041	3,560
Operating lease liability, less current portion	17,394	16,069
Other liabilities	455	240
Total liabilities	100,745	90,832
Commitments and contingencies
Stockholders’ equity:
Common stock	52	49
Additional paid-in capital	853,683	632,253
Accumulated other comprehensive loss	(4,670)	(2,096)
Accumulated deficit	(383,189)	(352,527)
Total stockholders’ equity	465,876	277,679
Total liabilities and stockholders’ equity	$566,621	$368,511

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Cost of testing services reconciliation:
GAAP cost of testing services	$19,495	$13,301	$71,251	$43,932
Stock-based compensation expense	(643)	(392)	(2,358)	(1,493)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(1,316)	(1,316)
Non-GAAP cost of testing services	$18,523	$12,580	$67,577	$41,123
Cost of product reconciliation:
GAAP cost of product	$5,159	$4,212	$18,930	$13,847
Stock-based compensation expense	(133)	(102)	(579)	(391)
Acquisition related-amortization of purchased intangibles	(471)	(455)	(1,905)	(1,665)
Non-GAAP cost of product	$4,555	$3,655	$16,446	$11,791
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$2,347	$1,372	$7,208	$5,338
Stock-based compensation expense	(173)	(111)	(728)	(449)
Acquisition related-amortization of purchased intangibles	(226)	(86)	(684)	(345)
Non-GAAP cost of digital, pharmacy and other	$1,948	$1,175	$5,796	$4,544
Research and development expenses reconciliation:
GAAP research and development expenses	$22,046	$13,325	$76,525	$48,941
Stock-based compensation expense	(1,842)	(1,186)	(7,126)	(4,676)
Asset impairments and write-downs	(2,418)	—	(2,418)	—
Non-GAAP research and development expenses	$17,786	$12,139	$66,981	$44,265
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$20,824	$16,131	$77,245	$53,858
Stock-based compensation expense	(2,743)	(1,620)	(10,887)	(5,795)
Acquisition related-amortization of purchased intangibles	(547)	(383)	(1,891)	(1,472)
Non-GAAP sales and marketing expenses	$17,534	$14,128	$64,467	$46,591
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$24,748	$13,370	$74,964	$48,806
Stock-based compensation expense	(3,964)	(2,566)	(14,403)	(10,597)
Change in estimated fair value of contingent consideration	574	(8)	609	(309)
Acquisition related fees and expenses	(262)	(115)	(1,127)	(115)
Non-GAAP general and administrative expenses	$21,096	$10,681	$60,043	$37,785
Total other income (expense) reconciliation:
GAAP other (expense) income, net	$(1,653)	$(619)	$(2,362)	$2,778
Unrealized loss on long-term marketable equity securities	1,576	—	1,743	—
Change in estimated fair value of common stock warrant liability	(56)	505	(106)	1,495
Accretion of liability	55	80	254	352
Non-GAAP other (expense) income, net	$(78)	$(34)	$(471)	$4,625
Income tax benefit reconciliation:
GAAP income tax benefit	$901	$171	$1,426	$1,036
Tax effect related to amortization of purchased intangibles	(120)	(134)	(493)	(503)
Non-GAAP income tax benefit	$781	$37	$933	$533

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
GAAP net loss	$(16,151)	$(3,515)	$(30,662)	$(18,714)
Stock-based compensation expense	9,498	5,977	36,081	23,401
Unrealized loss on long-term marketable equity securities	1,576	—	1,743	—
Acquisition related-amortization of purchased intangibles	1,573	1,253	5,796	4,798
Acquisition related fees and expenses	262	115	1,127	115
Change in estimated fair value of contingent consideration	(574)	8	(609)	309
Change in estimated fair value of common stock warrant liability	(56)	505	(106)	1,495
Accretion of liability	55	80	254	352
Tax effect related to amortization of purchased intangibles	(120)	(134)	(493)	(503)
Asset impairments and write-downs	2,418	—	2,418	—
Non-GAAP net (loss) income	$(1,519)	$4,289	$15,549	$11,253

GAAP basic and diluted net loss per share	$(0.31)	$(0.07)	$(0.59)	$(0.40)

Non-GAAP basic net (loss) income per share	$(0.03)	$0.09	$0.30	$0.24
Non-GAAP diluted net (loss) income per share	$(0.03)	$0.08	$0.29	$0.23

Shares used in computing non-GAAP basic net loss/income per share	52,854,216	49,325,898	52,241,076	46,481,772
Shares used in computing non-GAAP diluted net loss/income per share	52,854,216	52,005,987	54,410,979	48,274,038

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Non-GAAP net (loss) income	$(1,519)	$4,289	$15,549	$11,253
Interest income	(13)	(125)	(160)	(271)
Income tax benefit	(781)	(37)	(933)	(533)
Depreciation expense	860	632	2,739	1,867
CARES Act Provider Relief Fund	—	—	—	(4,813)
Other expense, net	95	159	632	459
Adjusted EBITDA	$(1,358)	$4,918	$17,827	$7,962